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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) DECEMBER 7, 1999

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-20537                13-3429953
(State or other jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)           Identification No.)

1500 NORTH DALE MABRY HIGHWAY, TAMPA, FLORIDA                    33607
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

The information required by this item is contained in the Press Release Dated December 7, 1999, which is filed as an exhibit on this form.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

        Exhibit Number     Description
        --------------     -----------

              99           Press Release Dated December 7, 1999
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Date: DECEMBER 8, 1999

                                          WALTER INDUSTRIES, INC.


                                          By:      /s/ Arthur W. Huge
                                                   ----------------------------
                                          Title:   Arthur W. Huge
                                                   Executive Vice President and
                                                   Principal Financial Officer